THIRD AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (herein called the “Third Amendment”) dated as of March 29, 2017, by and among ENERGY TRANSFER PARTNERS, L.P. (the “Borrower”), a Delaware limited partnership, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as the Administrative Agent under the Credit Agreement described below (in such capacity, the “Administrative Agent”) and the Lenders party hereto.

W I T N E S S E T H:
WHEREAS, the Borrower, the Administrative Agent, the Swingline Lender, LC Issuers, Syndication Agent and Co-Documentation Agents named therein and the Lenders from time to time party thereto (“Lenders”) are parties to that certain Second Amended and Restated Credit Agreement dated as of October 27, 2011 (as amended by that certain First Amendment to Second Amended and Restated Credit Agreement dated as of November 19, 2013, that certain Second Amendment to Second Amended and Restated Credit Agreement dated as of November 18, 2014, that certain Commitment Increase Agreement dated as of February 10, 2015 and as further amended, supplemented, or otherwise modified prior to the date hereof, the “Original Agreement”), for the purpose and consideration therein expressed, whereby Lenders are obligated to extend credit to the Borrower as therein provided; and
WHEREAS, the Borrower, the Administrative Agent, and the Majority Lenders desire to amend the Original Agreement as provided herein;
NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement and in consideration of the loans and other credit that may hereafter be extended by Lenders to the Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:
ARTICLE I. – Definitions and References
Section 1.1.    Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Third Amendment. The term “the Credit Agreement” shall mean the Original Agreement as amended by this Third Amendment.
ARTICLE II. – Amendments to Original Agreement
Section 2.1.    Change of Control. The definition of “Change of Control” in Article I of the Original Agreement is hereby amended and restated in its entirety to read as follows:
“Change of Control” means, the existence of any of the following: (a) unless more than 50% of the Voting Stock of the General Partner is no longer owned, directly or indirectly, by the GP Owner, any person or group (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), other than a Permitted Investor, shall be the legal or beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of more than 50% of the Voting Stock of the GP Owner; (b) more than 50% of the Voting Stock of the General Partner is no longer owned, directly or indirectly, by one of the GP Owner or SXL, or (c) unless the General Partner no longer has a board of directors, occupation of a majority of the seats (other than vacant seats) on the board of directors of the General Partner by Persons who were not (i) nominated, approved or appointed by the board of directors of the General Partner, (ii) appointed by directors so nominated, approved or appointed nor (iii) approved by the board of directors of the General Partner as a director candidate prior to their election. As used herein “Permitted Investors” means (A) any of Ray C. Davis, Kelcy L. Warren, the heirs at law of such individuals, entities or trusts owned by or established for the benefit of such individuals or their respective heirs at law (such as entities or trusts established for estate planning purposes) or (B) any Person of which any of the Persons referred to in clause (A) beneficially owns (as defined in Rules 13d-3 under the Exchange Act) more than 50% of the Voting Stock.
Section 2.2.    Defaulting Lender. The definition of “Defaulting Lender” in Article I of the Original Agreement is hereby amended to add the following clause (d)(iii) immediately following clause (d)(ii):
“, or (iii) become the subject of a Bail-in Action”
Section 2.3.    General Partner. The definition of “General Partner” in Article I of the Original Agreement is hereby amended and restated in its entirety to read as follows:
“General Partner” means Energy Transfer Partners GP, L.P., a Delaware limited partnership, or the corporate, partnership or limited liability successor thereto, or replacement thereof, as the sole general partner of the Borrower.
Section 2.4.    SXL. The definition of “SXL” is hereby added to Article I of the Original Agreement as follows:
“SXL” means Sunoco Logistics Partners L.P., a Delaware limited partnership, or the corporate, partnership or limited liability successor thereto.
Section 2.5.    Voting Stock. The definition of “Voting Stock” is hereby added to Article I of the Original Agreement as follows:
“Voting Stock” means, with respect to any Person, the Equity Interest of such Person entitling the holders thereof (whether at all times or only so long as no senior class of Equity Interest has voting power by reason of any contingency) to vote in the election of members of the board of directors or other governing body of such Person; provided that with respect to a limited partnership or other entity that does not have a board of directors, Voting Stock means the Equity Interest of the general partner of such limited partnership or other business entity with the ultimate authority to manage the business and operations of such Person.
Section 2.6.    Bail-In Legislation Definitions. The following definitions are hereby added to Article I of the Original Agreement as follows:
“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.
“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.
“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.
“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.
“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.
“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.
Section 2.6.    Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Article X of the Original Agreement is hereby amended to add a new Section 10.22 to read as follows:
10.22    Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and
(b) the effects of any Bail-in Action on any such liability, including, if applicable:
(i) a reduction in full or in part or cancellation of any such liability;
(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or
(iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.
ARTICLE III. – Conditions of Effectiveness
Section 3.1.    Effective Date. This Third Amendment shall become effective as of the date first written above when and only when the Administrative Agent shall have received from the Borrower and Lenders constituting Majority Lenders counterparts (in such number as may be requested by the Administrative Agent) of this Third Amendment executed on behalf of such Person.
ARTICLE IV. – Representations and Warranties
Section 4.1.    Representations and Warranties. In order to induce the Administrative Agent and the Lenders to execute and deliver this Third Amendment, the Borrower represents and warrants to each Lender that:
(a)The Borrower has duly taken all action necessary to authorize the execution and delivery by it of this Third Amendment, the Borrower is duly authorized to borrow monies under the Credit Agreement, and the Borrower is duly authorized to perform its obligations under the Credit Agreement.
(b)The execution and delivery by the Borrower of this Third Amendment, the performance by the Borrower of its obligations hereunder and the consummation of the transactions contemplated hereby do not and will not conflict with any Law or organizational documents of the Borrower, any of its Subsidiaries or the General Partner, or any material Contractual Obligation, judgment, license, order or permit applicable to or binding upon the Borrower, any of its Subsidiaries or the General Partner, or result in the creation of any Lien upon any assets or properties of the Borrower, any of its Subsidiaries or the General Partner, except, in each case, as could not reasonably be expected to have a Material Adverse Effect. Except for those which have been obtained or as expressly contemplated in the Loan Documents or disclosed in the Disclosure Schedule, no consent, approval, authorization or order of any Tribunal or third party is required in connection with the execution and delivery by the Borrower of this Third Amendment or the consummation by the Borrower, any of its Subsidiaries or the General Partner of the transactions contemplated hereby.
(c)When duly executed and delivered, this Third Amendment will be a legal, valid and binding obligation of the Borrower enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or similar Laws of general application relating to the enforcement of creditors’ rights and by equitable principles of general application.
ARTICLE V. – Miscellaneous
Section 5.1.    Ratification of Agreements. The Original Agreement as hereby amended is hereby ratified and confirmed in all respects. Any reference to the “Credit Agreement” in any Loan Document shall be deemed to be a reference to the Original Agreement as hereby amended. The execution, delivery and effectiveness of this Third Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lenders or the Administrative Agent under the Credit Agreement, the Notes, or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement, the Notes or any other Loan Document.
Section 5.2.    Survival of Agreements. All representations, warranties, covenants and agreements of the Borrower herein shall survive the execution and delivery of this Third Amendment and the performance hereof, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by the Borrower hereunder or under the Credit Agreement to the Administrative Agent or any Lender shall be deemed to constitute representations and warranties by, or agreements and covenants of, the Borrower under this Third Amendment and under the Credit Agreement.
Section 5.3.    Loan Documents. This Third Amendment is a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto.
Section 5.4.    Governing Law. This Third Amendment shall be governed by and construed in accordance with the laws applicable to the Credit Agreement.
Section 5.5.    Counterparts. This Third Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Third Amendment.
THIS THIRD AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.

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IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed as of the date first written above.

ENERGY TRANSFER PARTNERS, L.P.

By:	Energy Transfer Partners GP, L.P., its general partner

By:	Energy Transfer Partners, L.L.C., its general partner By: /s/ Thomas E. Long
Name: Thomas E. Long
Title: Chief Financial Officer

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent,
an LC Issuer, Swingline Lender and a Lender

By: /s/ Borden Tennant
Name: Borden Tennant
Title: Assistant Vice President

Compass Bank, as a Lender

By: /s/ Mark H. Wolf
Name: Mark H. Wolf
Title: Senior Vice President

BANK OF AMERICA, N.A., as a Lender

By: /s/ Adam H. Fey
Name: Adam H. Fey
Title: Director

Signature Page to Third Amendment to Second Amended and Restated Credit Agreement

BARCLAYS BANK PLC, as a Lender

By: /s/ Christopher Aitkin
Name: Christopher Aitkin
Title: Assistant Vice President

ROYAL BANK OF CANADA, as a Lender

By: /s/ Mark Lumpkin, Jr.
Name: Mark Lumpkin, Jr.
Title: Authorized Signatory

JPMORGAN CHASE BANK, N.A., as a Lender

By: /s/ Stephanie Balette
Name: Stephanie Balette
Title: Authorized Officer

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lender

By: /s/ Stephen W. Warfel
Name: Stephen W. Warfel
Title: Managing Director

CITIBANK, N.A., as a Lender

By: /s/ Michael Zeller
Name: Michael Zeller
Title: Vice President

Signature Page to Third Amendment to Second Amended and Restated Credit Agreement

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By: /s/ Nupur Kumar
Name: Nupur Kumar
Title: Authorized Signatory

By: /s/ Lea Baerlocher
Name: Lea Baerlocher
Title: Authorized Signatory

SUNTRUST BANK, as a Lender

By: /s/ Carmen Malizia
Name: Carmen Malizia
Title: Director

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ Kyle T. Helfrich
Name: Kyle T. Helfrich
Title: Vice President

UBS AG, STAMFORD BRANCH, as a Lender

By: /s/ Craig Pearson
Name: Craig Pearson
Title: Associate Director

By: /s/ Darlene Arias
Name: Darlene Arias
Title: Director

Signature Page to Third Amendment to Second Amended and Restated Credit Agreement

DNB Capital LLC, as a Lender

By: /s/ Robert Dupree
Name: Robert Dupree
Title: Senior Vice President

By: /s/ James Grubb
Name: James Grubb
Title: Vice President

MIZUHO BANK, LTD., as a Lender

By: /s/ Leon Mo
Name: Leon Mo
Title: Authorized Signatory

BNP PARIBAS, as a Lender

By: /s/ Ted Sheen
Name: Ted Sheen
Title: Director

By: /s/ Reginald Crichlow
Name: Reginald Crichlow
Title: Vice President

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By: /s/ Patrick Jeffrey
Name: Patrick Jeffrey
Title: Vice President

Signature Page to Third Amendment to Second Amended and Restated Credit Agreement

MORGAN STANLEY BANK, N.A., as a Lender

By: /s/ Patrick Layton
Name: Patrick Layton
Title: Authorized Signatory

GOLDMAN SACHS BANK USA, as a Lender

By: /s/ Ushma Dedhiya
Name: Ushma Dedhiya
Title: Authorized Signatory

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

By: /s/ Dixon Schultz
Name: Dixon Schultz
Title: Managing Director

By: /s/ Michael Willis
Name: Michael Willis
Title: Managing Director

HSBC Bank USA, National Association, as a Lender

By: /s/ Benjamin Halperin
Name: Benjamin Halperin
Title: Managing Director

Sumitomo Mitsui Banking Corporation, as a Lender

By: /s/ Katsuyuki Kobo
Name: Katsuyuki Kobo
Title: Managing Director

Signature Page to Third Amendment to Second Amended and Restated Credit Agreement

ING CAPITAL LLC, as a Lender

By: /s/ Subha Pasumarti
Name: Subha Pasumarti
Title: Managing Director

By: /s/ Cheryl LaBelle
Name: Cheryl LaBelle
Title: Managing Director

TORONTO DOMINION (TEXAS) LLC, as a Lender

By: /s/ Annie Dorval
Name: Annie Dorval
Title: Authorized Signatory

Signature Page to Third Amendment to Second Amended and Restated Credit Agreement